                   Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]Preliminary Proxy Statement
[_]Confidential, for Use of the Commission
  Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[X]Soliciting Material under (S)240.14a-12

                              musicmaker.com, Inc.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] $125 per Exchange Act Rules 0-11(c)(i)(ii), 14a-6(i)(1), 14a-6(i)(2) or
item 22(a)2 of Schedule 14A.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

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

      MUSICMAKER.COM, INC. ISSUES LETTER TO STOCKHOLDERS IN OPPOSITION TO
                        DISSIDENT STOCKHOLDER PROPOSAL

  RESTON, VA. -- (BUSINESS WIRE) -- Jan. 8, 2001 -- musicmaker.com, Inc. (Nasdaq: HITS) issued the following letter to its stockholders today:

Dear musicmaker.com, Inc. stockholder:

  You may receive a communication called a "consent solicitation" from an insurgent stockholder group comprised of BCG Strategic Investors, LLC, Barrington Capital Group, L.P., Barrington Companies Equity Partners, L.P., dot com Investment Corporation and their affiliates, collectively referred to in this letter as the Insurgents.

  PLEASE DO NOT RETURN ANY CONSENT CARDS SENT TO YOU BY THE INSURGENTS.

  We urge you NOT to sign any consent solicited by the Insurgents without first having received and considered the material your Board of Directors will send to you in the near future, so that you can make an informed decision. If you have already signed the Insurgent's consent card, we urge you NOT TO RETURN IT, or, if you have already, to read the Company consent revocation material carefully when it becomes available.

  THE CURRENT MUSICMAKER BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE PROPOSALS OF THE INSURGENTS ARE NOT IN THE BEST INTEREST OF MUSICMAKER AND ITS STOCKHOLDERS.

  On January 5, 2001, the Insurgents publicly stated their intention to seek written consents to take certain actions to take control of the musicmaker board of directors, including amending the bylaws to increase the number of directors to fifteen and to nominate eight individuals, including James Mitarotonda and Seymour Holtzman, to the board of directors of musicmaker.com, Inc. The musicmaker board of directors unanimously believes these proposals are not in the best of the Company or its stockholders.

  The musicmaker board of directors has adopted a Plan of Complete Liquidation and Dissolution which, if approved by the Company's stockholders, will provide for an orderly liquidation of the company's assets. Your Board of Directors has taken substantial steps in the liquidation process, including closing the company's New York City office, terminating all unnecessary employees leaving a minimal staff to wind-up the affairs of the Company and closing down all operations and the Company's website. We believe your current musicmaker board of directors is in the best position to complete the liquidation of musicmaker in an efficient manner and to decide on the courses of action that are in the best interests of the stockholders and musicmaker. We are concerned that the Insurgent's proposals may disrupt the orderly completion of the liquidation of musicmaker.

  In contrast, the Insurgents have failed to identify all but two of their nominees to the Board of Directors, have failed to identify their proposed plans for liquidation of the Company and failed to disclose all of their contacts, arrangements and understandings with third parties.

  THERE IS ABSOLUTELY NO NEED FOR YOU TO TAKE ANY ACTION AT THIS TIME.

  We are confident in our strategy and reaffirm our determination to act in your best interests in the liquidation process. Your board of directors greatly appreciates your continued support.

                                          Very truly yours,

                                          THE BOARD OF DIRECTORS OF
                                           MUSICMAKER.COM, INC.

                                          Devarajan S. Pathukarai
                                          Chairman

  If you have any questions about this process or need further assistance, please contact Mark Fowler at (703) 860-2289.

CERTAIN INFORMATION REQUIRED BY THE RULE OF THE SECURITIES AND EXCHANGE
COMMISSION

  musicmaker and the following Directors of the Corporation may be deemed to be participants in the Company's solicitation of revocations of consents in response to the consent Solicitation being conducted by the Insurgents:
Devarajan S. Puthukarai, William W. Scranton III, John A. Skolas and Irwin H. Steinberg. In addition, employee participants may include Mark A. Fowler. These named individuals collectively of the Corporation beneficially own approximately 205,398 shares, or approximately 5.9% of musicmaker's outstanding stock. Beneficial ownership is determined in accordance with the Securities Exchange Commission (SEC); under these rules, a person is deemed to beneficially own, among other things, shares subject to options exercisable currently or within 60 days. Additional information about the directors and executive officers is included in musicmaker's proxy statement for its 2000 Annual Meeting of Stockholders, filed with the SEC on August 15, 2000, and will also be included in a consent revocation statement to be filed by the Company with the SEC in response to the consent solicitation filed by the Insurgents.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

  You are urged to read the consent revocation statement carefully when it becomes available because it contains important information about musicmaker and the proposal. Investors and security holders will be able to obtain free copies of the proxy statement and other relevant documents for free through the website maintained by the U.S. Securities and Exchange Commission at http://www.sec.gov. Free copies of the Proxy Statement when available may also be obtained by request from musicmaker by contacting musicmaker at 10780 Parkridge Boulevard, Suite 50, Reston, Virginia 20191, attention: Mark Fowler, telephone: (703) 860-2289.

  In addition to the Proxy Statement, musicmaker files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information filed by musicmaker at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the Commission's other public reference rooms in New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. musicmaker's filings with the Commission are also available to the public from commercial document-retrieval services and at the Web site maintained by the Commission at http://www.sec.gov.

  Certain statements in this letter constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 including but not necessarily limited to statements about the proposed liquidation of musicmaker.com's business, the distribution of its assets and expenses and liabilities incurred in the future and its lawsuit against the insurgents. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results or performance of the Company or its distribution after liquidation to be materially different from any future results or performance indicated or implied by such forward-looking statements. Such factors include and/or concern, among other things: the adequacy of the reserves created for payment of musicmaker.com's expenses and liabilities; the failure to obtain as high a price for a particular asset of the Company sold in connection with the liquidation as might have been secured if the Company were not in liquidation; the failure to negotiate an orderly wind-down of the Company's obligations to its creditors, the effect of litigation in which the Company is involved, as well as the risks set forth in the Company's registration statement on Form S-1 dated as of July 7, 1999 as filed with the Securities Exchange Commission and the Company's Annual Report on Form 10-K dated December 31, 1999 and those other risk factors listed from time to time in the Company's other SEC filings, including but not necessarily limited to the consent revocation statement opposing the Insurgent's proposals and the information statement describing the Plan of Liquidation that will be filed with the Securities and Exchange Commission and mailed to stockholders. musicmaker.com assumes no obligation to update or revise any forward-looking statements appearing in this letter.

CONTACT: musicmaker.com
Mark A. Fowler, CFO
(703) 860-2289


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